UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2020

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13445	75-2678809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CSU	New York Stock Exchange

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2020, Capital Senior Living Corporation (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware to effect a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and proportionately reduce the number of authorized shares of Common Stock (the “Reverse Stock Split Amendments”). The Certificate of Amendment was effective as of 4:15 p.m. Eastern Time on December 11, 2020.

As reported below, on December 9, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of 1-for-10, 1-for-15, or 1-for-20, with the ultimate ratio to be determined by the Company’s Board of Directors (the “Board”) in its sole discretion. Following the Annual Meeting, on December 9, 2020, the Board approved the implementation of the Reverse Stock Split at a ratio of 1-for-15.

As a result of the Reverse Stock Split, every 15 shares of issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock. In addition, the Reverse Stock Split Amendments proportionately reduced the authorized number of shares of Common Stock from 65,000,000 shares to 4,333,334 shares. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share of Common Stock are instead entitled to receive an amount of cash in lieu of such fractional shares based on the closing price per share of the Common Stock as reported on the New York Stock Exchange (the “NYSE”) as of date of the effectiveness of the Certificate of Amendment.

The Reverse Stock Split did not change the par value of the Common Stock or modify any rights or preferences of the Company’s common stock. The Reverse Stock Split is intended to, among other things, bring the Company into compliance with the $1.00 minimum average closing share price requirement for continued listing on the NYSE.

The Common Stock began trading on a reverse split-adjusted basis on the NYSE at the market open on December 14, 2020. The trading symbol for the Common Stock will remain “CSU” and the new CUSIP number for the Common Stock following the Reverse Stock Split is 140475 203.

The foregoing description of the Reverse Stock Split and the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on December 9, 2020, Proposals 1, 2, 3 and 5 were approved by the Company’s stockholders, Proposal 4 was not approved by the Company’s stockholders, and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on November 3, 2020 (the “Proxy Statement”).

Proposal 1 – Election of Directors – The Company’s stockholders elected Kimberly S. Lody, E. Rodney Hornbake and Ross B. Levin to each serve as a director of the Company for three-year terms expiring in 2023. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”	Broker Non-Votes
Kimberly S. Lody	15,903,704	923,638	9,035,871
E. Rodney Hornbake	14,359,099	2,468,243	9,035,871
Ross B. Levin	14,358,180	2,469,162	9,035,871

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. The voting results were 25,578,803 shares “FOR,” 277,934 shares “AGAINST,” and 6,476 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 15,485,070 shares “FOR,” 951,281 shares “AGAINST,” 390,991 abstentions, and 9,035,871 broker non-votes.

Proposal 4 – Amendments to Certificate of Incorporation to Declassify the Board – The Company’s stockholders did not approve the amendments to the Company’s Certificate of Incorporation to declassify the Board. Pursuant to the Certificate of Incorporation, this proposal required the affirmative vote of not less than two-thirds of the voting power of all issued and outstanding shares of Common Stock entitled to vote. The voting results were 16,589,797 shares “FOR,” 106,072 shares “AGAINST,” 131,473 abstentions, and 9,035,871 broker non-votes.

Proposal 5 – Reverse Stock Amendments – The Company’s stockholders approved the Reverse Stock Amendments. The voting results were 24,242,523 shares “FOR,” 106,072 shares “AGAINST,” and 131,473 abstentions.

Item 8.01	Other Events.

On December 9, 2020, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amendment to Amended and Restated Certificate of Incorporation of Capital Senior Living Corporation.

99.1	Press Release dated December 9, 2020.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2020	Capital Senior Living Corporation

	By:	/s/ David R. Brickman
	Name:	David R. Brickman
	Title:	Senior Vice President, Secretary and General Counsel